UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

iSPECIMEN INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐    Fee paid previously with preliminary materials.

☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! iSPECIMEN INC. 450 BEDFORD STREET LEXINGTON, MA 02420 iSPECIMEN INC. 2022 Annual Meeting Vote by May 24, 2022 11:59 PM ET You invested in iSPECIMEN INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 25, 2022. Get informed before you vote View the Notice of Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the proxy materials by requesting them prior to May 11, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 25, 2022 10:00 AM ET 480 Totten Pond Road, Waltham, MA 02451 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone Users Point your camera here to vote V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D78169-P71972

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D78170-P71972 1. Correction of a defective corporate act, pursuant to §204 of the Delaware General Corporation Law, relating to our failure to obtain stockholder approval for adoption of our Second Amended and Restated Bylaws creating a classified Board of Directors divided into three classes of directors. 2a. Andrew L. Ross 2. If Proposal No. 1 is approved by the stockholders, election of each of the two nominees listed below as Class I directors to hold office until the 2025 Annual Meeting of Stockholders, or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal: 2b. Steven Gullans 3. If Proposal No. 1 is not approved by the stockholders, election of each of the seven nominees listed below as directors to hold office until the 2023 Annual Meeting of Stockholders, or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal: 3a. Christopher Ianelli 3b. Jill Mullan 3c. Andrew L. Ross 3d. George “Bud” Scholl 3e. Steven Gullans 3g. Margaret H. Lawrence 4. Approval of an amendment to our Amended and Restated 2021 Stock Incentive Plan (the “2021 Plan”) to (i) set the maximum number of shares of our common stock that may be awarded to participants under the 2021 Plan as incentive stock options at 608,000 shares of common stock, (ii) revise the language relating to annual increases in the number of shares reserved for issuances of awards under the 2021 Plan so that it more clearly reflects the intent of such adjustment and (iii) make certain other non-material changes to the 2021 Plan. 5. Ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2022. For For For For For For For For For For For For 3f. John L. Brooks, III